SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     LPT Variable Insurance Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________




                       LPT VARIABLE INSURANCE SERIES TRUST

                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, on August 3, 2000, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a change in sub-adviser for the Lexington Corporate Leaders Portfolio from Lexington Management Corporation to London Pacific Advisory Services, Inc. and a proposed Sub-Advisory Agreement among LPIMC Insurance Marketing Services ("Adviser"), London Pacific Advisory Services, Inc. and the Trust with respect to the Lexington Corporate Leaders Portfolio.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on June 16, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.

                                        By  Order  of the Board of Trustees,

                                        GEORGE NICHOLSON
                                        Vice President, Treasurer, Principal
                                        Financial Officer and Principal
                                        Accounting  Officer


July __, 2000
Sacramento, California

                       LPT VARIABLE INSURANCE SERIES TRUST

                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 3, 2000
                                   -----------

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), which consists of separate portfolios. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Lexington Corporate Leaders Portfolio (the "Lexington Portfolio" or "Portfolio") to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833
("London Pacific") on August 3, 2000, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions form(s) were first mailed to variable contract owners on or about July __, 2000.

The Trustees have fixed the close of business on June 16, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Lexington Corporate Leaders Portfolio entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were ___________ shares of the Lexington Portfolio outstanding. See page __ for information concerning the substantial Shareholders of the Shares of the Lexington Portfolio.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by London Pacific or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of London Pacific.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 852-3152 OR WRITING TO THE ANNUITY SERVICE CENTER AT P.O. BOX 2956, RALEIGH, NC 27626.

                                     VOTING


The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the Proposal.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by London Pacific. All shares of the Portfolio are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.


London Pacific has fixed the close of business on July 31, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instructions form or written notice of revocation. Only the Variable Contract owner executing the voting instructions form can revoke it. London Pacific will vote the Shares of the Portfolio in accordance with all properly executed and unrevoked voting instructions of Variable Contract owners.

This Proxy is solicited by the Trustees.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE LEXINGTON CORPORATE LEADERS PORTFOLIO FROM LEXINGTON MANAGEMENT CORPORATION TO LONDON PACIFIC ADVISORY SERVICES, INC. AND A PROPOSED SUB-ADVISORY AGREEMENT AMONG LPIMC INSURANCE MARKETING SERVICES ("ADVISER"), LONDON PACIFIC ADVISORY SERVICES, INC. AND THE TRUST WITH RESPECT TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO.

PROPOSAL 1: APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE LEXINGTON CORPORATE LEADERS PORTFOLIO FROM LEXINGTON MANAGEMENT CORPORATION TO LONDON PACIFIC ADVISORY SERVICES, INC. AND A PROPOSED SUB-ADVISORY AGREEMENT AMONG LPIMC INSURANCE MARKETING SERVICES ("ADVISER"), LONDON PACIFIC ADVISORY SERVICES, INC. AND THE TRUST WITH RESPECT TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO

INTRODUCTION. The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement between the Adviser and the Trust dated January 9, 1996, as amended. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California 95833. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

           INFORMATION REGARDING PROPOSED SUB-ADVISORY AGREEMENT WITH
                     LONDON PACIFIC ADVISORY SERVICES, INC.

Currently, Lexington Management Corporation serves as the sub-adviser to the Lexington Portfolio. It is now proposed that London Pacific Advisory Services, Inc. replace Lexington Management Corporation as the sub-adviser for the Lexington Portfolio. London Pacific Advisory Services, Inc. ("LPAS") (formerly known as Select Advisors, Inc.), located at 1755 Creekside Oaks Drive, Suite 290, Sacramento, California 95833, began operations in 1983 through its predecessor company, and is a registered investment adviser. LPAS and affiliated companies provide financial services for clients with assets in excess of $2 billion. LPAS is a wholly-owned subsidiary of the London Pacific Group Limited, a corporation listed on the New York and London Stock Exchanges with a market valuation of approximately $580 million. The London Pacific Group Limited, which manages or administers funds valued at approximately $_____ billion (including the assets managed by LPAS) as of December 31, 1999, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh and San Francisco.

LPAS currently serves as sub-adviser to one other Portfolio of the Trust pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") between the Adviser and LPAS dated as of April 8, 1999. It is proposed that the Sub-Advisory Agreement be amended to add the Lexington Portfolio to the agreement. A copy of the Sub-Advisory Agreement, including the proposed amendment, is attached hereto as Annex A.

Under the terms of the Sub-Advisory Agreement, LPAS is responsible for making investment decisions and placing orders for the purchase and sale of the Portfolio's investments directly with issuers or with brokers or dealers selected by it at its discretion. LPAS also furnishes to the Board, which has overall responsibility for the business and affairs of the Portfolio, periodic reports on the investment performance of the Portfolio.

LPAS is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment advisory services of LPAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. LPAS is free to, and does, render investment advisory services to others.

Consistent with the requirements of the Investment Company Act of 1940 ("1940 Act"), the Sub-Advisory Agreement provides that LPAS generally is not liable to the Portfolio for any error of judgment or mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of LPAS' duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to the Agreement or interested persons of any party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement may be terminated at any time by LPAS by giving sixty (60) days' written notice of such termination to the Trust and the Adviser at their respective principal places of business. The Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act.).

UNDER THIS PROPOSAL, THE ADVISORY FEES PAID TO THE ADVISER BY THE PORTFOLIO WILL DECREASE AND THE SUB-ADVISORY FEES PAID TO THE SUB- ADVISER BY THE ADVISER WILL ALSO DECREASE.

The current sub-advisory fee and the proposed sub-advisory fee for the Lexington Portfolio are indicated in the table below.


Current Sub-Advisory Fee                                   Proposed Sub-Advisory Fee


Assets                        Fees                          Assets                        Fees
------                        ----                          ------                        ----

First $10 million             .40%                          All assets                    .25%
Next $90 million              .35%
Over and above                .30%
$100 million

The aggregate amount of compensation paid by the Adviser to the current sub-adviser of the Lexington Portfolio for its services for the year ended 1999 was $34,651.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by LPAS to the Portfolio. If approved, the proposed fee schedule will become effective on __________, 2000.

A discussion concerning the Trustees' determination is contained under "Board of Trustees' Evaluation."

If the amendment to the Sub-Advisory Agreement is approved by Shareholders of the Lexington Portfolio, it will take effect on _________, 2000. It will remain in effect for two years from that date and, unless earlier terminated, will continue from year to year thereafter with respect to the Portfolio, provided that each such continuance is approved annually with respect to the Portfolio
(i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Trust) ("independent Trustees"). In the event that Shareholders of the Lexington Portfolio do not approve the amendment to the Sub-Advisory Agreement, the Board of Trustees will take such action as it deems to be in the best interest of the Portfolio and its Shareholders.

If the Proposal is approved, the Portfolio will also be renamed. The Portfolio's new name will be the ______________________ Portfolio.

Information about LPAS, its principal executive officers and directors and fees charged to LPAS' other investment company clients is presented as Annex B.

LPAS is responsible for selecting the broker-dealers through which Portfolio securities are purchased. LPAS uses its judgment to decide which broker-dealer firm, commodity broker or other firm will provide the best service to the Portfolio for each security a Portfolio wants to buy or sell. In deciding which firms provide the best service or "best execution", LPAS considers a number of factors, including the cost of the service, the price of the security through that firm, the overall financial quality of the firm, the firm's capacity for handling the transaction, the speed with which the transaction will be completed, research provided by the firm on behalf of the Portfolio, the quality of the reporting for the transaction and any other services the firm may provide. Best execution does not mean the lowest price available or lowest commission, but means the combination of the factors discussed above, which is appropriate for the specific transaction. The Board of Trustees has overall responsibility for assuring that LPAS obtains best execution for Portfolio transactions and for monitoring commissions paid to broker-dealers by the Portfolio.

Research Services

LPAS may select broker-dealers to execute trades for the Portfolio which broker-dealers provide research and other services to LPAS. These services may include research information, analyses and reports about securities, statistical data, advice on the value of securities, as well as equipment or services that provide access directly to such data through third parties. Agreements with these broker-dealers may provide that the broker-dealer may use a portion of the commissions paid by LPAS to offset the costs of these services. LPAS will use research services in managing the assets of the Portfolio. LPAS may also use the research services in managing accounts of clients other than the Portfolio. LPAS must at all times assure that the brokerage services of these broker-dealers meet the standards for best execution discussed above. The Board of Trustees of the Trust must also oversee these arrangements to assure that they meet the standards imposed by the Securities and Exchange Commission for best execution and that the research services conform to the guidelines established by the Securities and Exchange Commission for such services.

Although LPAS will make investment decisions independently for each Portfolio, there may be occasions when more than one client of LPAS, including other Portfolios managed by LPAS, will be purchasing or selling the same security. There are occasions when the price for purchasing the security, or the commissions the Portfolio would pay on the transaction, would be lower if all the trades were combined (bunched or aggregated) in one order. LPAS may bunch trades of different Portfolios it subadvises when placing an order with a broker-dealer where LPAS believes the aggregation is in the best interests of each Portfolio or client.

There may be other occasions where LPAS is unable to purchase all the securities required to fill all the orders of the Portfolio and other clients. LPAS must allocate the securities among the Portfolios and clients in a manner that is fair to all parties.

For the fiscal year ended December 31, 1999, the Portfolio had no transactions with affiliated broker/dealers.

                          BOARD OF TRUSTEES' EVALUATION

The Board, including the independent Trustees, has determined that the Sub-Advisory Agreement will enable the Lexington Portfolio to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Lexington Portfolio and its Shareholders.

In evaluating the Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of LPAS to provide sub-advisory services, including the credentials and investment experience of its officers; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of LPAS; and (iii) the fairness of the compensation payable to LPAS.

Based upon its review, the Board determined that the Sub-Advisory Agreement is in the best interests of the Lexington Portfolio and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the independent Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend its approval to the Portfolio's Shareholders.

                           PROPOSAL 2: OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

REQUIRED VOTE. Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by London Pacific and its separate accounts. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
          FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS
                         ENCLOSED FOR YOUR CONVENIENCE.


                                        By  Order  of  the  Board of Trustees,


                                        George  C.  Nicholson
                                        Vice  President,  Treasurer, Principal
                                        Financial  Officer  and  Principal
                                        Accounting Officer

July __, 2000
Sacramento, California

                                     ANNEX A
                             SUB-ADVISORY AGREEMENT


                       AMENDMENT TO SUB-ADVISORY AGREEMENT
                                      AMONG
        LONDON PACIFIC ADVISORY SERVICES, INC., LPIMC INSURANCE MARKETING
                SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST


         This Amendment is made by and among London Pacific Advisory Services, Inc., a California corporation (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser") and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

         WHEREAS, the Sub-Adviser, Adviser and the Trust have entered into a Sub- Advisory Agreement dated as of April 8, 1999 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-advisory services to one of the investment Portfolios of the Trust; and

         WHEREAS, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub- advisory fee as set forth in Exhibit B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub- Adviser has agreed to provide, additional sub-advisory services to one additional portfolio of the Trust, effective upon execution.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated ______________, 2000, attached hereto.

     2. Exhibit B to the Agreement is hereby deleted and replaced in its entirety with Exhibit B dated ______________, 2000, attached hereto.


         IN WITNESS WHEREOF, the Sub-Adviser, the Adviser and the Trust have caused this Amendment to be executed as of the _____ day of ____________, 2000.


                                        LONDON PACIFIC ADVISORY
                                        SERVICES, INC.

                                   By: _____________________________________


                                        LPIMC INSURANCE MARKETING SERVICES

                                   By: _____________________________________



                                        LPT VARIABLE INSURANCE SERIES TRUST

                                   By: _____________________________________



                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST

     The following Portfolios of LPT Variable Insurance Series Trust are subject to this Agreement:

                           LPAS Global Leaders
                           [INSERT NEW NAME OF LEXINGTON PORTFOLIO]


                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION

For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder with respect to each of the LPAS Global Leaders Portfolio and the [INSERT NEW NAME OF LEXINGTON PORTFOLIO], monthly a fee of:

                  LPAS Global Leaders Portfolio

                .50% of first $25 million of average daily net assets
                .45% of the next $75 million of average daily net assets .40% of average daily net assets over and above $100 million


                  [INSERT NEW NAME OF LEXINGTON PORTFOLIO]

                .25% of average daily net assets





                       LPT VARIABLE INSURANCE SERIES TRUST

                             SUB-ADVISORY AGREEMENT


                                  [TO BE FILED]



                                     ANNEX B

            INFORMATION ABOUT LONDON PACIFIC ADVISORY SERVICES, INC.

London Pacific Advisory Services, Inc. ("LPAS") is registered as an investment adviser under the Investment Advisers Act of 1940. The address of LPAS is 1755 Creekside Oaks Drive, Suite 290, Sacramento, California 95833.

LPAS' directors and principal executive officers, their addresses and their principal occupations are shown below.


Name and Position with                  Business Address                        Principal Occupation
London Pacific Advisory
Services, Inc.





                        OTHER INVESTMENT COMPANY CLIENTS

     London Pacific Advisory Services, Inc. also serves as investment adviser or sub- adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at __________, 2000.


Name of Fund                            Advisory Fee Rate                       Approximate Assets
------------                            -----------------                       ------------------









                                      PROXY
                     LEXINGTON CORPORATE LEADERS PORTFOLIO
                                       OF
                        LPT VARIABLE INSURANCE SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 3, 2000


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust ("Trust"), hereby appoints ______________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 on August 3, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a change in sub-adviser for the Lexington Corporate Leaders Portfolio from Lexington Management Corporation to London Pacific Advisory Services, Inc. and a proposed Sub-Advisory Agreement among LPIMC Insurance Marketing Services ("Adviser"), London Pacific Advisory Services, Inc. and the Trust with respect to the Lexington Corporate Leaders Portfolio.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           London Pacific Life & Annuity Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


LEXINGTON CORPORATE
LEADERS PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:






             INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                    LEXINGTON CORPORATE LEADERS PORTFOLIO OF
       LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON AUGUST 3, 2000
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                    LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on August 3, 2000, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, and at any adjournment thereof, as indicated on the reverse side.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.



                                                       FOR       AGAINST        ABSTAIN
                                                       ----      -------        --------





1.   To approve a change in sub-adviser for the       [   ]       [   ]          [   ]
     Lexington Corporate Leaders Portfolio from
     Lexington Management Corporation to London
     Pacific Advisory Services, Inc. and a proposed
     Sub-Advisory Agreement among LPIMC Insurance
     Marketing Services ("Adviser"), London Pacific
     Advisory Services, Inc. and the Trust with respect
     to the Lexington Corporate Leaders Portfolio.




                    IMPORTANT: Please sign on the reverse side.